UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: January 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2010

Semi-Annual Report

Legg Mason

Western Asset

Core Plus

Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Core Plus Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Core Plus Bond Fund for the six-month period ended January 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

II	Legg Mason Western Asset Core Plus Bond Fund

Investment commentary

Economic review

Following four consecutive quarters of negative economic growth, the lengthiest recession since the Great Depression finally appeared to have ended during the reporting period.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the preliminary estimate for GDP growth was 5.9%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through January 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of January 2010, there was a 7.8 month supply of unsold homes, up from a 7.2 month supply in December 2009. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009 and 7.2% in January 2010. December’s decline was not surprising, as sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s sales decline was unexpected.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

In a continuation from the second quarter of 2009, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds during the six months ended January 31, 2010.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. This was in sharp contrast to 2008 and early 2009, when the financial markets were negatively impacted by periods of extreme volatility, illiquidity and heightened risk aversion. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Fed kept the federal funds ratev in a range of 0 to 1/4 percent during each of its five meetings during the period. At its meeting in January 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, after the reporting period ended, the Fed did take a first step in reversing its accommodative

Legg Mason Western Asset Core Plus Bond Fund	III

Investment commentary (cont’d)

monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

Fixed-income market review

Continuing the trend that began in early 2009, nearly every spread sector outperformed equal-durationvi Treasuries during the six months ended January 31, 2010. While risk aversion ruled the fixed-income markets during much of 2008 and early 2009, by the end of the first quarter of 2009, there was robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 1.13% and 3.52%, respectively, two- and ten-year Treasury yields then moved sharply higher in early August, peaking at 1.32% and 3.89%, respectively. Yields then generally declined through the end of November, with two- and ten-year Treasury yields falling to 0.67% and 3.21%, respectively. With economic data further improving at the end of 2009, yields then moved sharply higher in December, as two- and ten-year Treasury yields spiked to 1.14% and 3.85%, respectively, on December 31st. However, some mixed economic data in January caused yields to decline again, and two- and ten-year Treasuries ended the reporting period at 0.82% and 3.63%, respectively.

Over the six months ended January 31, 2010, longer-term yields moved higher as economic data improved and there were fears of future inflation given the government’s massive stimulus program. With risk aversion being replaced with robust risk appetite, spread sector (non-Treasury) prices moved higher. For the six months ended January 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 3.87%.

The high-yield bond market produced very strong results during the reporting period. The asset class posted positive returns during all six months of the period. This strong rally was due to a variety of factors, including improving credit conditions, generally better-than-expected economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexviii returned 15.90% for the six months ended January 31, 2010.

Emerging market debt prices rallied sharply — posting positive returns each month during the reporting period. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over, solid domestic demand and increased investor risk appetite. Over the six months ended January 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 8.94%.

Performance review

For the six months ended January 31, 2010, Class A shares of Legg Mason Western Asset Core Plus Bond Fund, excluding sales charges, returned 7.25%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.87% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 6.02% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Core Plus Bond Fund:
Class A	7.25%
Class B	6.95%
Class C	6.98%
Class R	7.09%
Class I	7.47%
Barclays Capital U.S. Aggregate Index	3.87%
Lipper Intermediate Investment Grade Debt Funds Category Average	6.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 572 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Western Asset Core Plus Bond Fund

The 30-Day SEC Yields for the period ended January 31, 2010 for Class A, B, C, R and I shares were 3.41%, 3.00%, 3.05%, 3.21% and 3.92%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C, R and I shares would have been 3.33%, 2.77%, 3.03%, 2.55% and 3.34%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.07%, 1.72%, 1.53%, 1.70% and 1.12%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.01% for Class A shares, 1.57% for Class B shares, 1.51% for Class C shares, 1.30% for Class R shares and 0.65% for Class I shares until November 30, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

RISKS: The Fund is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Core Plus Bond Fund	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2010 and July 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.25%	$1,000.00	$1,072.50	1.01%	$5.28
Class B	6.95	1,000.00	1,069.50	1.57	8.19
Class C	6.98	1,000.00	1,069.80	1.51	7.88
Class R	7.09	1,000.00	1,070.90	1.30	6.79
Class I	7.47	1,000.00	1,074.70	0.65	3.40

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Toal Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Class A	5.00%	$1,000.00	$1,020.11	1.01%	$5.14
Class B	5.00	1,000.00	1,017.29	1.57	7.98
Class C	5.00	1,000.00	1,017.59	1.51	7.68
Class R	5.00	1,000.00	1,018.65	1.30	6.61
Class I	5.00	1,000.00	1,021.93	0.65	3.31

[1]	For the six months ended January 31, 2010 .

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited)

January 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 34.7%
Consumer Discretionary — 2.3%
Auto Components — 0.0%
Keystone Automotive Operations Inc., Senior Subordinated Notes	9.750%	11/1/13	25,000	$10,875
Automobiles — 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	563,000	159,048	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	31,000	8,835	(a)
Total Automobiles				167,883
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	24,420
Service Corp. International, Senior Notes	7.500%	4/1/27	73,000	67,890
Total Diversified Consumer Services				92,310
Hotels, Restaurants & Leisure — 0.1%
MGM MIRAGE Inc., Notes	6.750%	9/1/12	173,000	160,457
MGM MIRAGE Inc., Senior Notes	7.625%	1/15/17	10,000	8,225
Station Casinos Inc., Senior Notes	7.750%	8/15/16	79,000	14,418	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	35,000	350	(a)(b)
Total Hotels, Restaurants & Leisure				183,450
Media — 2.0%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	20,176	24,161	(c)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	48,000	46,680	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	69,000	84,444
Comcast Corp., Notes	6.500%	1/15/15	539,000	612,341
Comcast Corp., Notes	5.875%	2/15/18	55,000	58,811
Comcast Corp., Senior Notes	6.500%	1/15/17	20,000	22,397
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	14,000	14,630
CSC Holdings Inc., Senior Notes	8.625%	2/15/19	40,000	43,800	(c)
DISH DBS Corp., Senior Notes	7.000%	10/1/13	35,000	36,137
DISH DBS Corp., Senior Notes	6.625%	10/1/14	66,000	65,670
DISH DBS Corp., Senior Notes	7.750%	5/31/15	35,000	36,225
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	51,875
LIN Television Corp., Senior Subordinated Notes	6.500%	5/15/13	86,000	81,270
News America Inc., Notes	5.300%	12/15/14	864,000	949,643
News America Inc., Senior Notes	6.650%	11/15/37	20,000	21,498
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	240,000	301,457
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	560,000	693,852
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	230,000	277,523
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	150,000	159,531
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	253,885
Total Media				3,835,830
Total Consumer Discretionary				4,290,348
Consumer Staples — 1.6%
Beverages — 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	340,000	349,387	(c)
Diageo Capital PLC, Notes	7.375%	1/15/14	620,000	730,742
PepsiCo Inc., Senior Notes	7.900%	11/1/18	300,000	372,088
Total Beverages				1,452,217

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	510,000	$567,349
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	345,217	365,879
Total Food & Staples Retailing				933,228
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	210,000	212,625	(c)
Tobacco — 0.2%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	236,322
Reynolds American Inc., Senior Notes	7.250%	6/1/12	80,000	87,564
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	150,000	169,581
Total Tobacco				493,467
Total Consumer Staples				3,091,537
Energy — 5.7%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	320,000	389,377
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	135,000	134,325
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	3,000	3,535
Total Energy Equipment & Services				527,237
Oil, Gas & Consumable Fuels — 5.4%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	339,000	384,290
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	190,000	236,445
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	84,000	86,657
Apache Corp., Notes	6.000%	9/15/13	290,000	326,874
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	430,000	474,865
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	140,000	146,376
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	17,000	16,745
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	31,000	30,303
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	14,000	13,335
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	135,000	135,000
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	24,000	23,940
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	100,000	99,750
ConocoPhillips, Notes	6.500%	2/1/39	400,000	447,285
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	175,000	199,534
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	9,000	8,991
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	239,733
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	484,000	497,265
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	270,000	333,397
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	550,000	671,628
Hess Corp., Notes	8.125%	2/15/19	560,000	684,344
Hess Corp., Notes	7.875%	10/1/29	20,000	24,253
Hess Corp., Notes	7.300%	8/15/31	219,000	252,428
Kerr-McGee Corp., Notes	6.950%	7/1/24	221,000	249,404
Kerr-McGee Corp., Notes	7.875%	9/15/31	297,000	351,595
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	380,000	419,503
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	164,000	173,077
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	50,000	54,144

See Notes to Financial Statements.

4	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	21,000	$22,755
Noble Energy Inc., Senior Notes	8.250%	3/1/19	290,000	352,519
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	510,000	595,123
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	94,000	82,015
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	58,000	51,330
Peabody Energy Corp., Senior Notes	6.875%	3/15/13	6,000	6,113
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	359,000	334,403
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	137,000	146,912
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	122,000	121,252
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	135,000	144,113	(c)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	25,000	25,875	(c)
Shell International Finance BV, Senior Notes	6.375%	12/15/38	260,000	294,224
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	48,000	56,052
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	14,000	14,210
Williams Cos. Inc., Debentures	7.500%	1/15/31	100,000	113,431
Williams Cos. Inc., Notes	7.875%	9/1/21	180,000	218,248
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	180,000	206,157
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	315,000	393,899
XTO Energy Inc., Senior Notes	7.500%	4/15/12	48,000	54,361
XTO Energy Inc., Senior Notes	6.500%	12/15/18	400,000	459,985
XTO Energy Inc., Senior Notes	6.750%	8/1/37	30,000	35,117
Total Oil, Gas & Consumable Fuels				10,309,255
Total Energy				10,836,492
Financials — 15.2%
Capital Markets — 1.8%
Bear Stearns Cos. Inc., Senior Notes	7.250%	2/1/18	120,000	137,827
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	158,000	139,830	(d)(e)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	20,000	15,750	(d)(e)
Goldman Sachs Group Inc., Notes	4.500%	6/15/10	366,000	371,258
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	230,000	252,172
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	120,000	30,000	(a)(b)(c)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,020,000	255,000	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	20,000	6	(a)(d)(e)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	190,000	57	(a)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,070,000	321	(a)
Morgan Stanley, Medium-Term Notes	0.701%	10/18/16	422,000	387,230	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,410,000	1,444,636
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	280,000	279,875
Total Capital Markets				3,313,962
Commercial Banks — 4.6%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,175	(d)(e)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	490,000	497,689	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	240,000	256,925
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	110,000	113,913	(c)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	230,000	232,632	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	100,000	101,266	(c)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	$541,744	(c)(d)(e)
Dexia Credit Local, Notes	2.375%	9/23/11	170,000	174,435	(c)
Glitnir Banki HF, Notes	6.330%	7/28/11	250,000	63,750	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	373,000	970	(a)(b)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,024,500	(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	284,000	265,467	(c)(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	546,000	45,045	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	420,000	417,999	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	330,000	326,944	(c)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	250,000	256,811	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	320,000	325,844	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	210,000	207,211	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	180,000	230,604	(c)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds	7.191%	7/30/15	214,000	199,058	(c)(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	58,071	(d)(e)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	420,000	432,685
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	20,000	20,255
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	110,000	105,272
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	230,000	213,736
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	130,000	118,699
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	122,000	121,848	(c)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	302,449	(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	301,000	183,814	(c)(d)(e)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	138,000	101,571	(d)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	892,000	945,690
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	387,000	356,620
Wells Fargo Capital XV, Junior Subordinated Notes	9.750%	9/26/13	380,000	406,600	(d)(e)
Total Commercial Banks				8,657,292
Consumer Finance — 2.5%
Aiful Corp., Notes	5.000%	8/10/10	183,000	169,275	(c)
American Express Co., Subordinated Debentures	6.800%	9/1/66	231,000	215,985	(d)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	65,089
American Express Credit Corp., Senior Notes	5.125%	8/25/14	710,000	756,678
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	100,000	73,050
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	410,000	462,986
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	520,000	597,748
GMAC Inc., Senior Notes	7.250%	3/2/11	19,000	19,238
GMAC Inc., Senior Notes	6.625%	5/15/12	1,011,000	1,013,528
GMAC Inc., Senior Notes	7.500%	12/31/13	122,000	122,610
GMAC LLC, Notes	2.200%	12/19/12	390,000	396,428
GMAC LLC, Senior Notes	7.500%	12/31/13	939	944
SLM Corp., Medium-Term Notes	5.000%	10/1/13	307,000	281,110
SLM Corp., Medium-Term Notes	5.375%	5/15/14	577,000	523,615
SLM Corp., Medium-Term Notes	5.050%	11/14/14	69,000	60,952
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	66,000	50,801
Total Consumer Finance				4,810,037

See Notes to Financial Statements.

6	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 5.4%
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	970,000	$951,685
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	130,000	131,083
CCM Merger Inc., Notes	8.000%	8/1/13	14,000	11,550	(c)
Citigroup Funding Inc., Notes	2.125%	7/12/12	440,000	448,277
Citigroup Funding Inc., Notes	2.250%	12/10/12	430,000	437,666
Citigroup Inc., Notes	6.500%	8/19/13	530,000	572,944
Citigroup Inc., Senior Notes	6.375%	8/12/14	90,000	95,596
Citigroup Inc., Senior Notes	5.500%	10/15/14	160,000	164,969
Citigroup Inc., Senior Notes	6.010%	1/15/15	410,000	427,164
Citigroup Inc., Senior Notes	8.500%	5/22/19	180,000	210,217
Citigroup Inc., Senior Notes	6.875%	3/5/38	480,000	480,553
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	590,000	578,038
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	384,000	401,700	(c)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,290,000	1,308,740
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	160,000	174,636
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,200,000	1,251,044
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	580,000	513,300	(d)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	110,000	63,250	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	947,000	1,035,652
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	249,000	267,136
Merna Reinsurance Ltd., Subordinated Notes	2.001%	7/7/10	500,000	493,500	(c)(d)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	204,000	211,140	(c)
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	100,000	99,250	(c)
Total Diversified Financial Services				10,329,090
Insurance — 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	250,000	147,500
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	48,241
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	147,019
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	608,000	544,160
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	302,776	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	411,000	387,028	(d)
Total Insurance				1,576,724
Real Estate Investment Trusts (REITs) — 0.0%
Host Marriott LP, Senior Notes	7.125%	11/1/13	45,000	45,562
Real Estate Management & Development — 0.1%
Realogy Corp., Senior Notes	10.500%	4/15/14	273,000	233,415
Total Financials				28,966,082
Health Care — 1.5%
Health Care Providers & Services — 0.7%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	104,000	107,770
DaVita Inc., Senior Notes	6.625%	3/15/13	150,000	151,125
DaVita Inc., Senior Subordinated Notes	7.250%	3/15/15	5,000	5,031
HCA Inc., Senior Notes	6.300%	10/1/12	17,000	16,788
HCA Inc., Senior Notes	6.250%	2/15/13	97,000	94,454
HCA Inc., Senior Notes	5.750%	3/15/14	174,000	160,515
HCA Inc., Senior Toggle Secured Notes	9.625%	11/15/16	37,000	39,313	(f)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Humana Inc., Senior Notes	7.200%	6/15/18	100,000	$108,925
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	70,000	74,200	(c)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	60,000	66,900	(c)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	42,000	44,940	(c)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	333,800
WellPoint Inc., Notes	5.875%	6/15/17	20,000	21,729
WellPoint Inc., Notes	7.000%	2/15/19	140,000	162,303
Total Health Care Providers & Services				1,387,793
Pharmaceuticals — 0.8%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	570,000	601,508
Pfizer Inc., Senior Notes	6.200%	3/15/19	380,000	426,793
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	220,000	243,412	(c)
Wyeth, Notes	5.950%	4/1/37	263,000	274,804
Total Pharmaceuticals				1,546,517
Total Health Care				2,934,310
Industrials — 1.4%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	170,000	187,750
Boeing Co., Senior Notes	4.875%	2/15/20	80,000	81,847
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	100,000	101,750
Total Aerospace & Defense				371,347
Airlines — 0.2%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	175,070	171,131
United Airlines Inc., Notes	9.750%	1/15/17	130,000	136,500
Total Airlines				307,631
Commercial Services & Supplies — 0.2%
Waste Management Inc., Senior Notes	6.375%	11/15/12	353,000	391,306
Industrial Conglomerates — 0.6%
Tyco International Group SA, Notes	6.000%	11/15/13	1,090,000	1,210,443
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	125,000	146,719
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	189,000	201,285
Total Road & Rail				348,004
Total Industrials				2,628,731
Information Technology — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	15,000	12,225
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	50,000	52,449
Total Information Technology				64,674
Materials — 1.8%
Chemicals — 0.2%
Arco Chemical Co., Debentures	9.800%	2/1/20	14,000	11,130	(a)(b)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	220,000	228,250
Terra Capital Inc., Senior Notes	7.750%	11/1/19	155,000	161,975	(c)
Total Chemicals				401,355

See Notes to Financial Statements.

8	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 1.6%
Alcoa Inc., Notes	6.000%	7/15/13	330,000	$345,174
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	140,000	161,035
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	460,000	528,285
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	138,000	150,279
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	380,000	422,644
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	570,000	729,049
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	25,000	25,687
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	76,000	75,525
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	15,000	17,212
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	15,000	17,213
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	30,000	35,475
Vale Overseas Ltd., Notes	6.875%	11/21/36	308,000	317,814
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	245,525	(c)
Total Metals & Mining				3,070,917
Total Materials				3,472,272
Telecommunication Services — 2.9%
Diversified Telecommunication Services — 2.4%
AT&T Inc., Global Notes	5.500%	2/1/18	320,000	338,338
AT&T Inc., Global Notes	5.800%	2/15/19	60,000	64,110
AT&T Inc., Global Notes	6.550%	2/15/39	480,000	511,049
Citizens Communications Co., Senior Bonds	7.125%	3/15/19	25,000	23,750
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	391,000	421,654
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	167,000	177,020
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	249,000	260,631
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	201,400
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	989,000	1,046,757
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,179,000	1,285,949
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	104,000	114,400
Windstream Corp., Senior Notes	8.625%	8/1/16	90,000	92,812
Total Diversified Telecommunication Services				4,537,870
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	140,000	146,649
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	50,000	63,192
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	135,000	136,519
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	38,859
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	91,129
Sprint Capital Corp., Global Notes	6.900%	5/1/19	30,000	26,850
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	498,000	509,205
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000	905
Total Wireless Telecommunication Services				1,013,308
Total Telecommunication Services				5,551,178
Utilities — 2.3%
Electric Utilities — 0.8%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	181,000	201,226
Exelon Corp., Bonds	5.625%	6/15/35	436,000	415,724
FirstEnergy Corp., Notes	6.450%	11/15/11	10,000	10,782

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
FirstEnergy Corp., Notes	7.375%	11/15/31	522,000	$589,075
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	200,000	209,015
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	180,000	224,101
Total Electric Utilities				1,649,923
Independent Power Producers & Energy Traders — 1.1%
AES Corp., Senior Notes	8.875%	2/15/11	38,000	39,710
AES Corp., Senior Notes	7.750%	3/1/14	12,000	12,090
AES Corp., Senior Notes	7.750%	10/15/15	100,000	100,750
AES Corp., Senior Notes	8.000%	10/15/17	300,000	303,750
AES Corp., Senior Notes	8.000%	6/1/20	670,000	675,025
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	155,000	158,875	(c)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	142,000	114,310
Edison Mission Energy, Senior Notes	7.200%	5/15/19	187,000	145,860
Edison Mission Energy, Senior Notes	7.625%	5/15/27	41,000	30,340
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	56,180	41,573	(f)
NRG Energy Inc., Senior Notes	7.250%	2/1/14	20,000	20,125
NRG Energy Inc., Senior Notes	7.375%	2/1/16	75,000	74,813
NRG Energy Inc., Senior Notes	7.375%	1/15/17	45,000	44,831
TXU Corp., Senior Notes	5.550%	11/15/14	159,000	119,647
TXU Corp., Senior Notes	6.500%	11/15/24	35,000	18,805
TXU Corp., Senior Notes	6.550%	11/15/34	327,000	173,354
Total Independent Power Producers & Energy Traders				2,073,858
Multi-Utilities — 0.4%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	415,000	451,635
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	210,000	266,667
Total Multi-Utilities				718,302
Total Utilities				4,442,083
Total Corporate Bonds & Notes (Cost — $66,694,506)				66,277,707
Asset-Backed Securities — 3.2%
Financials — 3.2%
Automobiles — 0.2%
Hertz Vehicle Financing LLC	5.290%	3/25/16	330,000	340,724	(c)
Home Equity — 2.8%
CIT Group Home Equity Loan Trust	3.930%	3/20/32	821,592	759,822
Countrywide Asset-Backed Certificates	0.681%	3/25/47	769,190	329,617	(c)(d)
Countrywide Home Equity Loan Trust	0.383%	11/15/36	122,340	90,532	(d)
EMC Mortgage Loan Trust	0.691%	1/25/41	131,505	127,749	(c)(d)
GMAC Mortgage Corp. Loan Trust	0.441%	11/25/36	245,384	104,357	(d)
GSRPM Mortgage Loan Trust	0.631%	10/25/46	237,714	114,102	(c)(d)
Lehman XS Trust	0.361%	6/25/37	962,585	435,762	(d)
Option One Mortgage Loan Trust	1.071%	2/25/33	77,233	60,682	(d)
RAAC Series	0.521%	1/25/46	114,036	69,388	(c)(d)
RAAC Series	0.611%	10/25/46	274,122	149,675	(c)(d)
Renaissance Home Equity Loan Trust	0.661%	6/25/33	35,332	28,079	(d)

See Notes to Financial Statements.

10	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Home Equity — continued
Renaissance Home Equity Loan Trust	0.731%	12/25/33	331,440	$272,422	(d)
SACO I Trust	0.431%	4/25/35	35,087	14,297	(c)(d)
Structured Asset Securities Corp.	5.270%	4/25/35	3,143,252	2,887,992
Total Home Equity				5,444,476
Student Loan — 0.2%
Nelnet Student Loan Trust	1.729%	4/25/24	300,000	316,147	(d)
Total Asset-Backed Securities (Cost — $7,645,806)				6,101,347
Collateralized Mortgage Obligations — 8.3%
American Home Mortgage Assets	0.421%	9/25/46	151,450	80,380	(d)
Banc of America Commercial Mortgage Inc.	5.620%	2/10/51	60,000	60,016
Banc of America Funding Corp.	3.461%	12/20/34	233,760	174,781	(d)
Banc of America Mortgage Securities Inc.	5.203%	12/25/34	354,675	343,074	(d)
Bayview Commercial Asset Trust	0.501%	4/25/36	1,831,421	1,179,637	(c)(d)
Countrywide Alternative Loan Trust	5.500%	10/25/33	137,308	134,676
Countrywide Alternative Loan Trust	5.500%	8/25/34	1,883,712	1,844,841
Countrywide Alternative Loan Trust	0.441%	3/20/46	102,161	53,525	(d)
Countrywide Alternative Loan Trust	0.426%	12/20/46	826,447	399,378	(d)
Deutsche Mortgage Securities Inc.	0.681%	6/25/34	253,171	189,841	(d)
First Horizon Alternative Mortgage Securities	0.601%	2/25/37	314,554	155,518	(d)
Greenpoint Mortgage Funding Trust	0.331%	9/25/46	391,465	377,154	(d)
Greenpoint Mortgage Funding Trust	0.311%	2/25/47	949,884	731,797	(d)
Greenpoint Mortgage Funding Trust	0.361%	4/25/47	608,660	432,921	(d)
Harborview Mortgage Loan Trust	0.433%	9/19/46	1,057,550	583,785	(d)
Harborview Mortgage Loan Trust	0.453%	7/19/47	824,591	453,090	(d)
IMPAC Secured Assets Corp.	0.501%	7/25/35	49,956	26,395	(d)
IMPAC Secured Assets Corp.	0.431%	5/25/36	264,309	106,152	(d)
Indymac Index Mortgage Loan Trust	5.609%	8/25/37	893,261	523,226	(d)
JPMorgan Chase Commercial Mortgage Securities Corp.	5.420%	1/15/49	550,000	490,555
LB-UBS Commercial Mortgage Trust	4.739%	7/15/30	1,500,000	1,520,011
MASTR Adjustable Rate Mortgage Trust	3.352%	7/25/34	929,664	805,988	(d)
MASTR Adjustable Rate Mortgage Trust	4.313%	2/25/35	344,859	246,098	(d)
MASTR Alternative Loans Trust, PAC	0.631%	11/25/33	133,329	114,714	(d)
Merrill Lynch Mortgage Investors Inc.	4.258%	2/25/35	737,531	660,157	(d)
Merrill Lynch Mortgage Trust	5.656%	5/12/39	1,043,863	1,067,195	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust	5.485%	3/12/51	300,000	249,103	(d)
Nomura Asset Acceptance Corp.	4.976%	5/25/35	626,367	426,847
RBSGC Mortgage Pass-Through Certificates	0.681%	1/25/37	497,375	277,828	(d)
Residential Accredit Loans Inc.	0.431%	9/25/46	500,000	175,968	(d)
Residential Asset Mortgage Products Inc.	8.000%	5/25/32	337,864	308,996
Residential Asset Securitization Trust, PAC	0.631%	5/25/34	135,531	113,163	(d)
Structured Adjustable Rate Mortgage Loan Trust	3.505%	7/25/34	5,658	4,789	(d)
Structured Asset Securities Corp.	0.581%	3/25/35	118,454	90,283	(c)(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates	5.512%	9/25/36	522,490	428,197	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.551%	8/25/45	217,095	163,398	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates	1.294%	6/25/47	58,458	35,262	(d)
Wells Fargo Mortgage Backed Securities Trust	4.338%	4/25/35	881,807	815,764	(d)
Total Collateralized Mortgage Obligations (Cost — $19,479,880)				15,844,503

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate		Maturity Date	Face Amount†		Value
Collateralized Senior Loan — 0.2%
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Term Loan B2 (Cost — $427,972)	2.999	%-3.001%	3/31/10	439,875		$381,378	(d)
Mortgage-Backed Securities — 25.6%
FHLMC — 5.2%
Federal Home Loan Mortgage Corp. (FHLMC)	5.277%		1/1/36	602,851		628,905	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.699%		2/1/37	149,448		158,567	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	6.406%		2/1/37	348,129		369,089	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.883%		5/1/37	369,968		393,623	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.906%		5/1/37	425,062		453,460	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%		5/1/13-4/1/38	5,851,727		6,215,429
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%		9/1/14-1/1/32	608,624		661,489
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%		3/1/17	923,299		996,068
Total FHLMC						9,876,630
FNMA — 17.6%
Federal National Mortgage Association (FNMA)	6.500%		2/1/14-6/1/15	6,562		7,132
Federal National Mortgage Association (FNMA)	5.500%		2/17/25	8,500,000		9,084,375	(g)
Federal National Mortgage Association (FNMA)	6.000%		6/1/32-7/1/37	10,158,419		10,914,196
Federal National Mortgage Association (FNMA)	5.000%		6/1/35-8/1/38	9,497,398		9,799,265
Federal National Mortgage Association (FNMA)	5.500%		11/1/36-6/1/38	1,857,047		1,970,642
Federal National Mortgage Association (FNMA)	5.835%		8/1/37	1,310,199		1,388,606	(d)
Federal National Mortgage Association (FNMA)	6.500%		2/11/40	500,000		539,453	(g)
Total FNMA						33,703,669
GNMA — 2.8%
Government National Mortgage Association (GNMA)	8.500%		11/15/27	5,006		5,817
Government National Mortgage Association (GNMA)	6.000%		7/15/29-2/15/37	2,576,758		2,757,117
Government National Mortgage Association (GNMA)	6.500%		9/15/36-10/15/36	252,051		270,933
Government National Mortgage Association (GNMA)	5.500%		2/18/40	1,700,000		1,800,664	(g)
Government National Mortgage Association (GNMA)	6.500%		2/18/40	400,000		428,813	(g)
Total GNMA						5,263,344
Total Mortgage-Backed Securities (Cost — $46,142,317)						48,843,643
Municipal Bond — 0.1%
California — 0.1%
California State, GO, Build America Bonds (Cost — $191,559)	7.300%		10/1/39	190,000		181,410
Sovereign Bonds — 0.5%
Greece — 0.3%
Hellenic Republic Government Bond, Bonds	6.100%		8/20/15	420,000	EUR	568,177
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.750%		9/27/34	286,000		301,730
Russia — 0.0%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%		3/31/30	9,400		10,599	(c)
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%		1/15/33	1		1	(f)
Total Sovereign Bonds (Cost — $903,391)						880,507

See Notes to Financial Statements.

12	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 25.0%
U.S. Government Agencies — 4.5%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	691,000	$734,994	(c)
Federal Home Loan Bank (FHLB)	1.050%	2/23/10	2,000,000	2,001,142
Federal Home Loan Bank (FHLB), Global Bonds	1.750%	8/22/12	250,000	252,411
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	345,000	371,764
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	3.000%	7/28/14	720,000	736,519
Federal National Mortgage Association (FNMA)	3.875%	7/12/13	150,000	160,727
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	250,000	307,199
Federal National Mortgage Association (FNMA), Subordinated Debentures, zero coupon bond	6.097%	10/9/19	1,350,000	787,955	(i)
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	500,000	543,271
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000	495,243
Financing Corp. (FICO) Strip, Bonds, zero coupon bond	4.650%	11/2/18	270,000	185,692	(i)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.448%	2/8/18	80,000	57,549	(i)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.470%	5/11/18	290,000	205,578	(i)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.558%	8/3/18	220,000	153,733	(i)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.558%	8/3/18	130,000	90,842	(i)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.558%	8/3/18	120,000	83,855	(i)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.706%	3/7/19	240,000	161,238	(i)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.727%	6/6/19	40,000	26,473	(i)
Financing Corp. (FICO) Strip, Notes, zero coupon bond	4.469%	4/6/18	230,000	163,954	(i)
Financing Corp. (FICO) Strip, Notes, zero coupon bond	4.558%	8/3/18	280,000	195,660	(i)
Financing Corp. (FICO) Strip, Notes, zero coupon bond	4.848%	9/26/19	20,000	12,992	(i)
Tennessee Valley Authority	5.250%	9/15/39	180,000	182,325
Tennessee Valley Authority, Bonds	5.980%	4/1/36	733,000	807,032
Total U.S. Government Agencies				8,718,148
U.S. Government Obligations — 20.5%
U.S. Treasury Bonds	8.750%	8/15/20	290,000	417,011
U.S. Treasury Bonds	3.500%	2/15/39	80,000	67,050
U.S. Treasury Bonds	4.250%	5/15/39	2,440,000	2,338,589
U.S. Treasury Bonds	4.500%	8/15/39	1,490,000	1,488,604
U.S. Treasury Bonds	4.375%	11/15/39	5,710,000	5,586,881
U.S. Treasury Notes	1.000%	12/31/11	460,000	461,977
U.S. Treasury Notes	1.375%	1/15/13	470,000	470,222
U.S. Treasury Notes	2.625%	12/31/14	7,600,000	7,713,415
U.S. Treasury Notes	2.250%	1/31/15	2,350,000	2,339,714
U.S. Treasury Notes	3.125%	10/31/16	1,680,000	1,691,419
U.S. Treasury Notes	2.750%	11/30/16	2,140,000	2,102,383
U.S. Treasury Notes	3.125%	1/31/17	2,000,000	2,005,626
U.S. Treasury Notes	4.750%	8/15/17	490,000	541,603
U.S. Treasury Notes	2.750%	2/15/19	1,130,000	1,062,554
U.S. Treasury Notes	3.125%	5/15/19	416,000	401,798
U.S. Treasury Notes	3.625%	8/15/19	2,060,000	2,065,956
U.S. Treasury Notes	3.375%	11/15/19	4,090,000	4,012,670
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	3.500%	5/15/18	360,000	268,006	(i)

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	5.229%	11/15/24	5,570,000	$2,861,420	(i)
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	4.608%	2/15/25	2,350,000	1,189,344	(i)
Total U.S. Government Obligations				39,086,242
Total U.S. Government & Agency Obligations (Cost — $47,528,291)				47,804,390
U.S. Treasury Inflation Protected Securities — 2.3%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	70,845	72,572
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	535,277	574,419	(h)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,270,098	1,242,315
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	866,510	947,204
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,197,469	1,567,561
Total U.S. Treasury Inflation Protected Securities (Cost — $4,153,800)				4,404,071

			Shares
Common Stock — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares (Cost — $4,321)			140	3,319	*
Preferred Stock — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Inc. (Cost — $47,400)	7.000%		229	163,676	(c)

	Strike Price	Expiration Date	Contracts
Purchased Option — 0.0%
U.S. Treasury 10-Year Notes Futures, Put (Cost —$16,948)	$117.00	2/19/10	37	9,828

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	147	772	(b)*
Total Investments before Short-Term Investments (Cost — $193,236,191)				190,896,551

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 7.0%
U.S. Government Obligation — 2.6%
U.S. Treasury Bills (Cost — $4,998,254)	0.125%	5/13/10	5,000,000	4,999,020	(i)
Repurchase Agreement — 4.4%
Morgan Stanley tri-party repurchase agreement dated 1/29/10; Proceeds at maturity — $8,365,070; (Fully collateralized by U.S. government agency obligation, 2.125% due 6/18/12; Market value — $8,595,439) (Cost — $8,365,000)	0.100%	2/1/10	8,365,000	8,365,000
Total Short-Term Investments (Cost — $13,363,254)				13,364,020
Total Investments — 107.0% (Cost — $206,599,445#)				204,260,571
Liabilities in Excess of Other Assets — (7.0)%				(13,339,784)
Total Net Assets — 100.0%				$190,920,787

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

14	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Legg Mason Western Asset Core Plus Bond Fund

(a)	The coupon payment on these securities is currently in default as of January 31, 2010.

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2010.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
EUR	— Euro
GO	— General Obligation
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/15/10	$99.00	17	$30,175
Eurodollar Futures, Call	6/14/10	99.38	26	17,875
Eurodollar Futures, Call	9/13/10	99.13	26	25,187
Eurodollar Futures, Put	3/15/10	98.88	7	44
Eurodollar Futures, Put	3/15/10	98.75	10	62
Eurodollar Futures, Put	3/15/10	99.38	10	125
Eurodollar Futures, Put	6/14/10	99.38	26	3,575
Eurodollar Futures, Put	9/13/10	99.13	26	10,237
U.S. Treasury 10-Year Notes Futures, Call	5/21/10	119.00	18	12,375
U.S. Treasury 10-Year Notes Futures, Put	2/19/10	116.00	10	1,250
U.S. Treasury 10-Year Notes Futures, Put	2/19/10	115.50	37	2,313
U.S. Treasury 10-Year Notes Futures, Put	5/21/10	112.00	18	6,750

		Strike Rate	Notional Amount
Interest rate swaption with Barclays Capital Inc., Call	9/2/14	4.70%	$550,000	19,546
Interest rate swaption with Barclays Capital Inc., Put	9/2/14	4.70	550,000	26,101
Interest rate swaption with Credit Suisse First Boston Inc., Call	2/12/10	3.73	2,600,000	14,672
Interest rate swaption with Credit Suisse First Boston Inc., Put	2/12/10	3.73	2,600,000	20,918
Interest rate swaption with Credit Suisse First Boston Inc., Call	8/27/14	4.70	1,820,000	64,700
Interest rate swaption with Credit Suisse First Boston Inc., Put	8/27/14	4.70	1,820,000	86,280
Total Written Options (Premiums received — $439,460)				$342,185

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

January 31, 2010

Assets:
Investments, at value (Cost — $206,599,445)	$204,260,571
Foreign currency, at value (Cost — $377,047)	408,553
Cash	206
Receivable for securities sold	3,255,881
Receivable for Fund shares sold	2,592,527
Interest receivable	1,617,076
Deposits for open swap contracts	500,000
Unrealized appreciation on swaps	351,361
Interest receivable for open swap contracts	26,975
Premiums paid for open swaps	26,712
Principal paydown receivable	23,664
Unrealized appreciation on forward currency contracts	3,141
Prepaid expenses	30,826
Total Assets	213,097,493

Liabilities:
Payable for securities purchased	20,447,974
Payable for Fund shares repurchased	489,517
Written options, at value (premium received $439,460)	342,185
Premiums received for open swaps	331,038
Unrealized depreciation on swaps	197,321
Investment management fee payable	91,235
Distribution fees payable	59,886
Payable to broker — variation margin on open futures contracts	46,765
Trustees’ fees payable	27,878
Distributions payable	27,148
Payable for open swap contracts	11,884
Accrued expenses	103,875
Total Liabilities	22,176,706
Total Net Assets	$190,920,787

Net Assets:
Par value (Note 7)	$156
Paid-in capital in excess of par value	215,124,040
Undistributed net investment income	1,006,237
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(23,462,731)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(1,746,915)
Total Net Assets	$190,920,787

See Notes to Financial Statements.

16	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Shares Outstanding:
Class A	11,319,743
Class B	435,961
Class C	3,797,277
Class R	18,363
Class I	7,257

Net Asset Value:
Class A (and redemption price)	$12.25
Class B*	$12.26
Class C*	$12.26
Class R (and redemption price)	$12.27
Class I (and redemption price)	$12.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.79

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended January 31, 2010

Investment Income:
Interest	$4,386,231
Dividends	3,964
Total Investment Income	4,390,195

Expenses:
Investment management fee (Note 2)	600,349
Distribution fees (Notes 2 and 5)	347,980
Transfer agent fees (Note 5)	73,979
Registration fees	35,411
Shareholder reports (Note 5)	28,707
Audit and tax	21,321
Legal fees	7,066
Custody fees	3,730
Insurance	2,710
Trustees’ fees	1,503
Miscellaneous expenses	1,488
Total Expenses	1,124,244
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(61,292)
Net Expenses	1,062,952
Net Investment Income	3,327,243

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(407,314)
Futures contracts	486,387
Written options	290,697
Swap contracts	112,405
Foreign currency transactions	3,934
Net Realized Gain	486,109
Change in Net Unrealized Appreciation/Depreciation From:
Investments	8,129,490
Futures contracts	309,665
Written options	54,039
Swap contracts	383,911
Foreign currencies	(7,839)
Change in Net Unrealized Appreciation/Depreciation	8,869,266
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	9,355,375
Increase in Net Assets from Operations	$12,682,618

See Notes to Financial Statements.

18	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2010 (unaudited) and the Year Ended July 31, 2009	2010	2009

Operations:
Net investment income	$3,327,243	$7,374,191
Net realized gain	486,109	796,934
Change in net unrealized appreciation/depreciation	8,869,266	1,696,355
Increase in Net Assets From Operations	12,682,618	9,867,480

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,369,670)	(6,715,770)
Decrease in Net Assets from Distributions to Shareholders	(3,369,670)	(6,715,770)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	22,412,492	24,819,822
Reinvestment of distributions	3,162,326	6,593,607
Cost of shares repurchased	(19,365,431)	(37,766,246)
Increase (Decrease) in Net Assets From Fund Share Transactions	6,209,387	(6,352,817)
Increase (Decrease) in Net Assets	15,522,335	(3,201,107)

Net Assets:
Beginning of period	175,398,452	178,599,559
End of period*	$190,920,787	$175,398,452
* Includes undistributed net investment income of:	$1,006,237	$1,048,664

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007	2006[3]	2005[3]

Net asset value, beginning of period	$11.64	$11.42	$11.94	$12.06	$12.49	$12.57

Income (loss) from operations:
Net investment income	0.23	0.50	0.53	0.56	0.51	0.45
Net realized and unrealized gain (loss)	0.61	0.18	(0.56)	(0.06)	(0.39)	(0.05)
Total income (loss) from operations	0.84	0.68	(0.03)	0.50	0.12	0.40

Less distributions from:
Net investment income	(0.23)	(0.46)	(0.46)	(0.62)	(0.55)	(0.48)
Return of capital	—	—	(0.03)	—	—	—
Total distributions	(0.23)	(0.46)	(0.49)	(0.62)	(0.55)	(0.48)

Net asset value, end of period	$12.25	$11.64	$11.42	$11.94	$12.06	$12.49
Total return[4]	7.25%	6.28%	(0.39)%	4.12%	0.97%	3.22%

Net assets, end of period (000s)	$138,715	$126,873	$130,940	$142,009	$153,653	$186,585

Ratios to average net assets:
Gross expenses	1.09%[5]	1.04%	1.14%	1.12%[6]	1.04%	1.07%
Net expenses[7]	1.01 [5,8]	1.00 [8]	1.01 [8,9]	1.02 [6,8]	1.02	1.05
Net investment income	3.74 [5]	4.59	4.48	4.58	4.19	3.58

Portfolio turnover rate[10]	41%	51%	88%	240%[11]	139%	169%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 1.00%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.01%.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 99% for the six months ended January 31, 2010 and 260%, 432%, 556%, 458% and 660% for the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

20	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2010[2]	2009	2008	2007	2006[3]	2005[3]

Net asset value, beginning of period	$11.65	$11.42	$11.94	$12.06	$12.50	$12.57

Income (loss) from operations:
Net investment income	0.19	0.44	0.47	0.49	0.44	0.38
Net realized and unrealized gain (loss)	0.62	0.19	(0.57)	(0.06)	(0.40)	(0.04)
Total income (loss) from operations	0.81	0.63	(0.10)	0.43	0.04	0.34

Less distributions from:
Net investment income	(0.20)	(0.40)	(0.39)	(0.55)	(0.48)	(0.41)
Return of capital	—	—	(0.03)	—	—	—
Total distributions	(0.20)	(0.40)	(0.42)	(0.55)	(0.48)	(0.41)

Net asset value, end of period	$12.26	$11.65	$11.42	$11.94	$12.06	$12.50
Total return[4]	6.95%	5.80%	(0.95)%	3.56%	0.32%	2.73%

Net assets, end of period (000s)	$5,343	$6,091	$7,417	$9,288	$12,406	$18,163

Ratios to average net assets:
Gross expenses	1.79%[5]	1.64%	1.77%	1.68%[6]	1.61%	1.64%
Net expenses[7]	1.57 [5,8]	1.54 [8]	1.57 [8,9]	1.57 [6,8]	1.58	1.62
Net investment income	3.19 [5]	4.05	3.92	4.02	3.60	3.02

Portfolio turnover rate[10]	41%	51%	88%	240%[11]	139%	169%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.65% and 1.55%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.57%.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 99% for the six months ended January 31, 2010 and 260%, 432%, 556%, 458% and 660% for the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007	2006[3]	2005[3]

Net asset value, beginning of period	$11.65	$11.42	$11.94	$12.06	$12.50	$12.57

Income (loss) from operations:
Net investment income	0.20	0.45	0.46	0.49	0.45	0.39
Net realized and unrealized gain (loss)	0.61	0.19	(0.55)	(0.05)	(0.41)	(0.04)
Total income (loss) from operations	0.81	0.64	(0.09)	0.44	0.04	0.35

Less distributions from:
Net investment income	(0.20)	(0.41)	(0.40)	(0.56)	(0.48)	(0.42)
Return of capital	—	—	(0.03)	—	—	—
Total distributions	(0.20)	(0.41)	(0.43)	(0.56)	(0.48)	(0.42)

Net asset value, end of period	$12.26	$11.65	$11.42	$11.94	$12.06	$12.50
Total return[4]	6.98%	5.86%	(0.90)%	3.63%	0.38%	2.79%

Net assets, end of period (000s)	$46,549	$42,112	$39,169	$17,413	$5,990	$9,238

Ratios to average net assets:
Gross expenses	1.52%[5]	1.49%	1.55%	1.60%[6]	1.54%	1.56%
Net expenses[7]	1.51 [5,8]	1.48 [8]	1.51 [8,9]	1.52 [6,8]	1.51	1.54
Net investment income	3.24 [5]	4.10	3.90	4.07	3.66	3.09

Portfolio turnover rate[10]	41%	51%	88%	240%[11]	139%	169%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.49%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.51%.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 99% for the six months ended January 31, 2010 and 260%, 432%, 556%, 458% and 660% for the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

22	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2010[2]	2009	2008	2007[3]

Net asset value, beginning of period	$11.66	$11.45	$11.96	$12.28

Income (loss) from operations:
Net investment income	0.21	0.47	0.49	0.29
Net realized and unrealized gain (loss)	0.61	0.17	(0.55)	(0.29)
Total income (loss) from operations	0.82	0.64	(0.06)	—

Less distributions from:
Net investment income	(0.21)	(0.43)	(0.42)	(0.32)
Return of capital	—	—	(0.03)	—
Total distributions	(0.21)	(0.43)	(0.45)	(0.32)

Net asset value, end of period	$12.27	$11.66	$11.45	$11.96
Total return[4]	7.09%	5.85%	(0.62)%	(0.01)%

Net assets, end of period (000s)	$225	$239	$979	$520

Ratios to average net assets:
Gross expenses	1.97%[5]	1.45%	1.38%	1.95%[5,6]
Net expenses[7]	1.30 [5,8]	1.30 [8]	1.30 [8,9]	1.56 [5,6,8]
Net investment income	3.44 [5]	4.30	4.17	4.59 [5]

Portfolio turnover rate[10]	41%	51%	88%	240%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]	For the period December 28, 2006 (inception date) to July 31, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.69% and 1.30%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.30%.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 99% for the six months ended January 31, 2010 and 260%, 432% and 556% for the years ended July 31, 2009, 2008 and 2007, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008	2007	2006[3]	2005[3]

Net asset value, beginning of period	$11.59	$11.37	$11.88	$12.06	$12.50	$12.56

Income (loss) from operations:
Net investment income	0.25	0.54	0.57	0.60	0.56	0.49
Net realized and unrealized gain (loss)	0.61	0.17	(0.56)	(0.12)	(0.41)	(0.03)
Total income from operations	0.86	0.71	0.01	0.48	0.15	0.46

Less distributions from:
Net investment income	(0.25)	(0.49)	(0.49)	(0.66)	(0.59)	(0.52)
Return of capital	—	—	(0.03)	—	—	—
Total distributions	(0.25)	(0.49)	(0.52)	(0.66)	(0.59)	(0.52)

Net asset value, end of period	$12.20	$11.59	$11.37	$11.88	$12.06	$12.50
Total return[4]	7.47%	6.66%	(0.02)%	3.99%	1.24%	3.74%

Net assets, end of period (000s)	$89	$83	$95	$42	$680,050	$549,040

Ratios to average net assets:
Gross expenses	1.27%[5]	0.87%	0.93%	0.69%[6]	0.66%	0.70%
Net expenses[7]	0.65 [5,8]	0.65 [8]	0.65 [8,9]	0.66 [6,8]	0.66	0.69
Net investment income	4.10 [5]	4.95	4.80	4.92	4.58	3.94

Portfolio turnover rate[10]	41%	51%	88%	240%[11]	139%	169%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.67% and 0.64%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2010, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.65%.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 99% for the six months ended January 31, 2010 and 260%, 432%, 556%, 458% and 660% for the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

24	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Core Plus Bond Fund (formerly known as Legg Mason Partners Core Plus Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$66,277,707	—	$66,277,707
Asset-backed securities	—	6,101,347	—	6,101,347
Collateralized mortgage obligations	—	15,844,503	—	15,844,503
Collateralized senior loan	—	381,378	—	381,378
Mortgage-backed securities	—	48,843,643	—	48,843,643
Municipal bond	—	181,410	—	181,410
Sovereign bonds	—	880,507	—	880,507
U.S. government & agency obligations	—	47,804,390	—	47,804,390
U.S. treasury inflation protected securities	—	4,404,071	—	4,404,071
Common stock	—	3,319	—	3,319
Preferred stock	—	163,676	—	163,676
Purchased option	$9,828	—	—	9,828
Warrants	—	772	—	772
Total long-term investments	$9,828	$190,886,723	—	$190,896,551
Short-term investments†	—	13,364,020	—	13,364,020
Total investments	$9,828	$204,250,743	—	$204,260,571
Other financial instruments:
Futures contracts	$300,326	—	—	$300,326
Forward foreign currency contracts	—	$3,141	—	3,141
Written options	(109,968)	(232,217)	—	(342,185)
Swaps:
Interest rate swaps‡	—	14,492	—	14,492
Total return swaps‡	—	11,884	—	11,884
Credit default swaps on credit indices — sell protection‡	—	(176,662)	—	(176,662)
Total other financial instruments	$190,358	$(379,362)	—	$(189,004)
Total	$200,186	$203,871,381	—	$204,071,567

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on

26	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of January 31, 2010 was $315,906. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $500,000. If a defined credit event had occurred as of January 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $3,980,588 less the value of the contracts’ related reference obligations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

28	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively.

(g) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest,

30	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(t) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of a contractual expense limitation, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class A, B, C, R and I shares will not exceed 1.01%, 1.57%, 1.51%, 1.30% and 0.65% respectively, until November 30, 2010.

During the six months ended January 31, 2010, LMPFA waived and/or reimbursed the Fund for expenses amounting to $61,292.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2010, LMIS and its affiliates received sales charges of approximately $13,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$3,000	$5,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2010, the Fund had $8,646 deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

32	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

3. Investments

During the six months ended January 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$10,170,988	$173,274,145
Sales	13,773,046	168,444,500

At January 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,312,201
Gross unrealized depreciation	(10,651,075)
Net unrealized depreciation	$(2,338,874)

At January 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
90-Day Eurodollar	84	3/10	$20,791,342	$20,939,100	$147,758
90-Day Eurodollar	6	6/10	1,475,652	1,493,925	18,273
90-Day Eurodollar	14	9/10	3,453,170	3,477,425	24,255
U.S. Treasury 2-Year Notes	46	3/10	9,993,650	10,025,844	32,194
U.S. Treasury 5-Year Notes	35	3/10	4,046,747	4,076,133	29,386
					$251,866
Contracts to Sell:
U.S. Treasury 10-Year Notes	123	3/10	$14,555,686	$14,533,219	$22,467
U.S. Treasury 30-Year Bonds	19	3/10	2,283,430	2,257,437	25,993
					$48,460
Net unrealized gain on open futures contracts					$300,326

At January 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	400,000	$555,259	2/17/10	$3,141

During the six months ended January 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding July 31, 2009	215	$187,764
Options written	13,520,599	734,194
Options closed	(1,790,211)	(178,364)
Options exercised	(52)	(49,694)
Options expired	(1,790,320)	(254,440)
Written options, outstanding January 31, 2010	9,940,231	$439,460

At January 31, 2010, the Fund held TBA securities with a total cost of $11,779,500.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

At January 31, 2010, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.	$470,000	2/15/25	zero coupon	3-Month LIBOR	$123	$(1,587)	*
Barclays Capital Inc.	600,000	2/15/25	zero coupon	3-Month LIBOR	—	(4,928)	*
Barclays Capital Inc.	1,600,000	3/17/20	3.600%	3-Month LIBOR	1,325	26,095
Morgan Stanley & Co. Inc.	1,160,000	2/15/25	zero coupon	3-Month LIBOR	—	(6,536)	*
Total	$3,830,000				$1,448	$13,044

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX North America Crossover Index)	$5,413,314	6/20/13	3.500% quarterly	$75,081	$(150,956)	$226,037
Barclays Capital Inc. (CDX North America Crossover Index)	2,516,800	12/20/12	0.600% quarterly	(41,446)	(89,892)	48,446
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	1,463,788	7/25/45	0.180% monthly	(274,460)	(90,190)	(184,270)
Morgan Stanley & Co. Inc. (Dow Jones CDX Crossover Index)	483,330	6/20/14	5.000% quarterly	64,163	13,380	50,783
Total	$9,877,232			$(176,662)	$(317,658)	$140,996

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	$440,000	7/1/10	TRX CMBS Reset	TRX CMBS	$5,742	—
Goldman Sachs Group Inc.	410,000	7/1/10	TRX CMBS Reset	TRX CMBS	6,142	—
Total	$850,000				$11,884	—

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

34	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Purchased options[2]	$9,828	—	—	—	$9,828
Futures contracts[3]	300,326	—	—	—	300,326
Swap contracts[4]	39,304	—	$139,244	—	178,548
Forward foreign currency contracts	—	$3,141	—	—	3,141
Total	$349,458	$3,141	$139,244	—	$491,843

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written options	$342,185	—	—	—	$342,185
Swap contracts[4]	12,928	—	$315,906	—	328,834
Total	$355,113	—	$315,906	—	$671,019

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]	Market value of purchase options is reported in investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Purchased options	$(119,543)	—	—	—	$(119,543)
Written options	290,697	—	—	—	290,697
Futures contracts	486,387	—	—	—	486,387
Swap contracts	14,448	—	$97,957	—	112,405
Total	$671,989	—	$97,957	—	$769,946

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Purchased options	$(6,963)	—	—	—	$(6,963)
Written options	54,039	—	—	—	54,039
Futures contracts	309,665	—	—	—	309,665
Swap contracts	13,044	—	$370,867	—	383,911
Forward foreign currency contracts	—	$3,141	—	—	3,141
Total	$369,785	$3,141	$370,867	—	$743,793

During the six months ended January 31, 2010, the Fund had average market values of $27,937, $351,554, $57,143, $57,186,085 and $12,803,259 in purchased options, written options, forward foreign currency contracts (to sell), futures contracts (to buy) and futures contracts (to sell), respectively and average notional balances of $4,847,143, $928,571, $10,074,275 and $121,429 in interest rate swap contracts, credit default swap contracts (to buy protection), credit default swap contracts (to sell protection) and total return swap contracts, respectively.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of January 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $328,834. If a contingent feature would have been triggered as of January 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $500,000.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$166,342	$50,277	$4,811
Class B	21,893	7,978	273
Class C	159,022	14,466	1,658
Class R	723	1,035	10
Class I	—	223	4
Total	$347,980	$73,979	$6,756

*	For the period August 1, 2009 through September 8, 2009. Subsequent to September 8, 2009, these expenses were accrued as common Fund expenses.

For the six months ended January 31, 2010, class specific waivers and/or reimbursements were as follows:

Waivers/ Reimbursements
Class A	$50,427
Class B	6,290
Class C	3,329
Class R	975
Class I	271
Total	$61,292

6. Distributions to shareholders by class

	Six Months Ended January 31, 2010	Year Ended July 31, 2009
Net Investment Income:
Class A	$2,521,055	$5,018,238
Class B	94,275	228,610
Class C	747,488	1,432,089
Class R	5,054	32,829
Class I	1,798	4,004
Total	$3,369,670	$6,715,770

36	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

7. Shares of beneficial interest

At January 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,141,661	$13,769,570	1,146,753	$12,491,337
Shares issued on reinvestment	197,028	2,374,303	449,420	4,928,868
Shares repurchased	(914,861)	(11,012,160)	(2,166,429)	(23,723,612)
Net increase (decrease)	423,828	$5,131,713	(570,256)	$(6,303,407)

Class B
Shares sold	63,139	$756,922	133,265	$1,453,637
Shares issued on reinvestment	7,017	84,548	20,182	221,146
Shares repurchased	(157,198)	(1,888,401)	(279,847)	(3,042,364)
Net decrease	(87,042)	$(1,046,931)	(126,400)	$(1,367,581)

Class C
Shares sold	653,565	$7,827,905	982,871	$10,729,326
Shares issued on reinvestment	57,779	696,702	127,949	1,404,285
Shares repurchased	(529,450)	(6,372,255)	(924,490)	(10,068,313)
Net increase	181,894	$2,152,352	186,330	$2,065,298

Class R
Shares sold	4,936	$58,083	13,337	$145,504
Shares issued on reinvestment	413	4,980	3,220	35,278
Shares repurchased	(7,513)	(92,046)	(81,492)	(914,592)
Net decrease	(2,164)	$(28,983)	(64,935)	$(733,810)

Class I
Shares sold	1	$12	2	$18
Shares issued on reinvestment	149	1,793	370	4,030
Shares repurchased	(47)	(569)	(1,611)	(17,365)
Net increase (decrease)	103	$1,236	(1,239)	$(13,317)

8. Capital loss carryforward

At July 31, 2009, the Fund had a net capital loss carryforward of approximately $21,767,615, of which $717,985 expires in 2011, $1,414,288 expires in 2012, $262,688 expires in 2013, $18,564,651 expires in 2015 and $808,003 expires in 2016. These amounts will be available to offset any future taxable gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as a sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

38	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

40	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Core Plus Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the underperformance versus the peer group, as well as the peer group in which the Fund was placed. The Board also noted the Fund’s improved more recent performance.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as

42	Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report

calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through November 30, 2010.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Core Plus Bond Fund 2010 Semi-Annual Report	43

Legg Mason Western Asset

Core Plus Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

Legg Mason Western Asset Core Plus Bond Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01088 3/10 SR10-1051

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	March 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date:	March 29, 2010

By:	/s/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date:	March 29, 2010